EXHIBIT 10.2
FORM OF CAPE TOWN ADDENDUM TO AIRCRAFT LEASE AGREEMENT

FAA Authorization Code:_______________

International Registry File Numbers:

(Airframe):                      __________________

(Engine No. 1):               __________________

(Engine No. 2):               __________________

THIS ADDENDUM (this “Addendum”) dated as of September 1, 2008 amends and supplements that certain Aircraft Lease Agreement (as amended to the date hereof and as may be amended from time to time and as more particularly described in Annex I attached hereto, the “Lease”) with respect to the Aircraft as more particularly described in Annex I attached hereto (the “Aircraft”) between CFS Air, LLC, with an office at 44 Old Ridgebury Road, Danbury, CT 06810-5105 (together with its successors and assigns, if any “Lessor”) and Air Logistics, L.L.C., a limited liability company organized and existing under the laws of the State of Louisiana with its mailing address and chief place of business at 4605 Industrial Drive, New Iberia, LA 70560 (“Lessee”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

1. Preconditions to the Addendum. Lessor shall have received: (a) an AC Form 8050-135 FAA Entry Point Filing Form International Registry for filing with the FAA and the international registry (the “International Registry”) established pursuant to the Cape Town Convention on International Interests in Mobile Equipment (the “Convention”) and the Protocol thereto On Matters Specific To Aircraft Equipment (the “Protocol”) concluded in Cape Town in November 2001 (the Convention and the Protocol, each, in the official English language text thereof, are collectively referred to herein as the “Cape Town Convention”) and any other form proscribed by the International Registry or the FAA, (b) evidence that Lessee is a registered “transacting user entity” with the International Registry, has identified its “administrator” to Lessor, has appointed a “professional user entity” satisfactory to Lessor, has filed all necessary documentation and paid all required user fees to enable Lessor to register its “international interests” (as such term is used in the Cape Town Convention) created hereby with the International Registry, (c) a “priority search certificate” (as such term is used in the procedures of the International Registry) from the International Registry indicating that no international interests with respect to the Aircraft are currently registered therein; (d) evidence any or all filings required or advisable to protect or perfect Lessor’s “international interests” created by the Lease, this Addendum, and the related documents are filed with the International Registry; and (e) confirmation satisfactory to Lessor that Lessee has consented to the registration of the “international interests” created by this Amendment and any of the other Documents in favor of Lessor.

2. AMENDMENTS TO THE LEASE:

So long as the preconditions have been fulfilled to the satisfaction of the Lessor, the Lease is hereby amended by adding the following thereto:

(a)	Section 20(f) of the Lease is hereby amended by inserting the following at the end thereof:

“LESSEE IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH (COLLECTIVELY, THE “PROCEEDINGS”), AND LESSEE FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS). Notwithstanding the foregoing, Lessor shall have the right to apply to a court of competent jurisdiction in the United States or abroad for equitable relief as is necessary to preserve, protect and enforce its rights under this Lease, including but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against Lessee, any Guarantor or the Aircraft or to gain possession of the Aircraft.”

(b)	Section 20(h) is hereby deleted in its entirety and replaced with the words “Intentionally Reserved”.

(c)
The Amended and Restated Annexes B and F attached hereto amend and restate the original annexes B and F and replace and supercede them in their entirety. Annex A is hereby amended by changing Capitalized Lessor’s Cost to reflect the Capitalized Lessor’s Cost on Amended and Restated Annex B.

3. MISCELLANEOUS PROVISIONS.

(a)
This Addendum may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(b)
Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. This Addendum is not binding nor effective with respect to the Lease or the Aircraft until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

(c)	From and after the date hereof, all references in the Lease and any other documents related thereto shall be deemed to be a reference to the Lease as modified pursuant to the terms of this Addendum.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR:	LESSEE:

CFS Air, LLC	Air Logistics, L.L.C.
By Its Manager
General Electric Capital Corporation

By:_______________________________________________	By:________________________________________________________

Name:____________________________________________________	Name:______________________________________________________

Title:_____________________________________________________	Title:_______________________________________________________

Annex I

Aircraft Lease Agreement (SN ________) dated as of December 30, 2005 between CFS Air, LLC, as lessor, and Air Logistics, L.L.C., as lessee, which was recorded by the Federal Aviation Administration on January 25, 2006 and assigned Conveyance No. [Intentionally Deleted], as supplemented and amended by the following described instruments:

Instrument	Date of Instrument	FAA Recording Date	FAA Conveyance No.
Certificate of Acceptance (SN [Intentionally Deleted])	[Intentionally Deleted]	[Intentionally Deleted]	[Intentionally Deleted]
Amendment to Aircraft Lease Agreement (SN [Intentionally Deleted])	[Intentionally Deleted]	[Intentionally Deleted]	[Intentionally Deleted]

Description of Aircraft:

A.Airframe:  [Intentionally Deleted].

B.Engines:  [Intentionally Deleted].

C.Propellers: None.

Annex B (Aircraft/Fixed)

AMENDED AND RESTATED

ANNEX B

DATED THIS SEPTEMBER 1, 2008

TO AIRCRAFT LEASE AGREEMENT (SN [Intentionally Deleted])

DATED AS OF December 30, 2005, AS AMENDED

Lessor & Mailing Address:	Lessee & Mailing Address:
CFS Air, LLC	Air Logistics, L.L.C.
44 Old Ridgebury Road	4605 Industrial Place
Danbury, CT 06810	New Iberia, LA 70560

Capitalized terms not defined herein shall have the meanings assigned to them in the Aircraft Lease Agreement, as amended, identified above.

A. Aircraft.

Pursuant to the terms of the Lease, Lessor has acquired and leased to Lessee the Aircraft described on Annex A to the Lease.

B. Financial Terms. (For the remaining of the term from the date hereof)

1.	Advance Rent (if any):	[Intentionally Deleted]
2.	Capitalized Lessor’s Cost:	[Intentionally Deleted]
3.	Basic Term Commencement Date:	[Intentionally Deleted]
4.	Basic Term:	[Intentionally Deleted]
5.	First Basic Term Rent Date:	[Intentionally Deleted]
6.	Basic Term Rent Dates:	[Intentionally Deleted]
7.	First Termination Date:	[Intentionally Deleted]
8.	Last Basic Term Rent Date:	[Intentionally Deleted]
9.	Last Delivery Date:	[Intentionally Deleted]
10.	Primary Hangar Location:	[Intentionally Deleted]
11.	Supplier:	[Intentionally Deleted]
12.	Lessee Federal Tax ID No.:	[Intentionally Deleted]
13.	Early Purchase Option:	[Intentionally Deleted]
14.	Expiration Date:	September 1, 2023
15.	Daily Lease Rate Factor:	[Intentionally Deleted]
16.	Basic Term Lease Rate Factor:	[Intentionally Deleted]

C. Tax Benefits.

Depreciation Deductions:  [Intentionally Deleted]

D. Term and Rent.

1. Interim Rent.  Not Applicable.

2. Basic Term Rent.  Commencing on September 1, 2008 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as Rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of the Aircraft on this Amended and Restated Annex B (SN [Intentionally Deleted]).  For the avoidance of doubt, payment to Lessor of the Basic Term Rent due on September 2, 2008 hereunder shall satisfy any requirement to pay Basic Term Rent on September 1, 2008 under the original Annex B [Intentionally Deleted].

E. Insurance.

1. Public Liability:  [Intentionally Deleted].

2. Casualty and Property Damage:  [Intentionally Deleted].

F. Additional Maintenance Requirements.  None.

Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. This Amended and Restated Annex B is not binding or effective with respect to the Lease or the Aircraft until delivered on behalf of Lessor and Lessee.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Amended and Restated Annex B to be executed by their duly authorized representatives as of the date first above written.

LESSOR:	LESSEE:

CFS Air, LLC	Air Logistics, L.L.C.
By Its Manager
General Electric Capital Corporation

By:__________________________________________________	By:_________________________________________________________

Name:______________________________________________________	Name:_______________________________________________________

Title:_______________________________________________________	Title:________________________________________________________

Attest

By:_________________________________________________________

Name:_______________________________________________________

Amended & Restated

Annex F

DATED THIS SEPTEMBER 1, 2008

TO AIRCRAFT LEASE AGREEMENT ([Intentionally Deleted])

DATED AS OF December 30, 2005, AS AMENDED

Stipulated Loss and Termination Values

From and after the date hereof, the Stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor’s Cost of the aircraft set forth opposite the applicable rent payment.

Capitalized Lessor’s Cost     [Intentionally Deleted]

Rental Basic	Termination Value Percentage	Stipulated Loss Value Percentage	Rental	Termination Value Percentage	Stipulated Loss Value Percentage

[Intentionally Deleted]

Initials: Lessor:_______________________________________________	Lessee:__________________________________________________________
CFS Air, LLC	Air Logistics, L.L.C.

FORM OF ADDENDUM

DATED AS OF SEPTEMBER 1, 2008

TO AIRCRAFT LEASE AGREEMENT ([Intentionally Deleted])

DATED AS OF December 30, 2005, AS AMENDED

THIS ADDENDUM(“Addendum”) amends and supplements the above Aircraft Lease Agreement (“Lease”) between CFS Air, LLC (together with its successors and assigns, if any, “Lessor”) and Air Logistics, L.L.C. (“Lessee”) and is hereby incorporated into the Lease as though fully set forth therein.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

Section 21 of the Lease is hereby re-numbered Section 22 and a new Section 21 is hereby added to the Lease:

“21.  LESSEE STATEMENT

Lessee hereby states that it has read and understands all of the terms and conditions contained herein, including, but not limited to (i) the disclaimer found in the DISCLAIMER Section of this Lease by Lessor of, among other things, any warranty obligations on the part of Lessor to the Lessee concerning the Aircraft leased pursuant to this Lease or any component thereof, including, without limitation, any warranty as to design, compliance with specifications, quality of materials or workmanship, merchantability, fitness for any purpose, use or operation, safety, patent, trademark or copyright infringement or title and Lessee hereby agrees to waive and disclaim any rights it would otherwise have against Lessor for such warranty obligations and (ii) the provisions of the NET LEASE Section of this Lease which provide that the Lessee’s obligations under this Lease, including, but not limited to, its obligations to pay Rent to Lessor, shall not be affected by reason of any defect in or damage to, or loss of possession, use or destruction of the Aircraft from whatsoever cause.

Without limiting the generality of the foregoing, Lessee understands and agrees as follows:

(a)	Lessee has waived, and reaffirms its waiver in favor of Lessor, all legal rights of Lessee found in Louisiana Civil Code Articles 2693, 2694, 2695, 2697, 2699, 2700 and 2728.

(b)	Lessee has selected the Aircraft leased pursuant to this Lease and requested Lessor to purchase such Aircraft.

(c)
Lessee has waived and reaffirms its waiver of any warranty granted Lessee under Louisiana law as to any vices or defects in the Aircraft which may prevent the Aircraft being used for its intended purposes.

(d)	Lessee has all obligations to maintain and repair the Aircraft, subject to the terms of the Lease.

(e)	Lessee shall still pay Rent to Lessor if the Aircraft is lost, stolen, destroyed, damaged or cannot be used for its intended purpose for any reason, subject to the terms of the Lease.

(f)
Lessee has accepted the Aircraft subject to this Lease and accepts full responsibility if the Aircraft was not properly installed, does not operate as represented by the Supplier of the Aircraft or is unsatisfactory for any reason, subject to the terms of the Lease.

In addition, Lessee understands that Lessor and the Supplier are separate entities.  The Supplier is not the agent of Lessor and Lessor is not the agent of the Supplier.  No claim or cause of action Lessee might have against the Supplier or any other party shall terminate this Lease or the obligations of  Lessee to Lessor pursuant to this Lease.  Such claims or causes of action must be pursued directly against the Supplier or such other party and  Lessee shall be entitled to no abatement or reduction of, or set-off against any rental payments due under this Lease based upon such claims or causes of action.”

Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR:	LESSEE:

CFS Air, LLC	Air Logistics, L.L.C.
By Its Manager
General Electric Capital Corporation

By:_______________________________________________________	By:_______________________________________________________________

Name:_____________________________________________________	Name:_____________________________________________________________

Title:_____________________________________________________	Title:______________________________________________________________

Attest

By:_______________________________________________________________

Name:_____________________________________________________________

[Form of Guaranty of Aircraft Lease Agreement]

______________________________, 2008

CFS Air, LLC

44 Old Ridgebury Road

Danbury, Connecticut  06810

RE:           Reaffirmation of Guaranty

Ladies and Gentlemen:

Reference is made to that certain Guaranty (the “Guaranty”) dated as of ___________ executed by Bristow Group Inc. formerly known as Offshore Logistics, Inc. (together with its successors and permitted assigns, “Guarantor”) in favor of CFS Air, LLC (together with its successors and permitted assigns, “Lessor”), which Guaranty guarantees the payment and performance by Air Logistics, L.L.C. (together with its successors and permitted assigns, “Lessee”) of any and all of its obligations to Lessor under any financial and leasing arrangements between Lessee and Lessor, including, without limitation, that certain Aircraft Lease Agreement, dated as of December 30, 2005 between Lessee and Lessor (collectively, the “Guaranteed Obligations”).

In order to induce Lessor to consent to that certain Cape Town Addendum to Aircraft Lease Agreement together with the amended and restated annexes thereto (collectively, the “Transaction”), Guarantor hereby acknowledges that it has received notice of the Transaction, has re-evaluated the risks it has assumed under the Guaranty in light of the consummation of the Transaction, and hereby ratifies and reaffirms to Lessor all of its obligations under the Guaranty as the same are set forth therein.  Such ratification and reaffirmation shall in all respects be deemed the equivalent of a re-issuance of such Guaranty as of the date hereof.

Very truly yours,

Bristow Group Inc.

By:	________________________________________________________________________________
Name:	________________________________________________________________________________
Title:	________________________________________________________________________________